UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 21, 2010
Harleysville Savings Financial Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania	0-29709	23-3028464

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

271 Main Street, Harleysville, Pennsylvania	19438

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (215) 256-8828
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On July 21, 2010, Harleysville Savings Financial Corporation (the “Company”) issued a press release announcing its results of operations for the three and nine months ended June 30, 2010. A copy of the press release is included as Exhibit 99.1 and is incorporated herein by reference.
This information, including the press release filed as Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933.
Item 8.01 Other Events
On July 21, 2010, the Company also announced that the board of directors declared a regular quarterly cash dividend of $0.19 per share to be paid by the Company on its outstanding shares of common stock. The cash dividend is payable August 25, 2010 to stockholders of record as of August 11, 2010.
Item 9.01 Financial Statements and Exhibits
(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	The following exhibits are included with this Report:

Exhibit No.	Description

99.1	Press Release, dated July 21, 2010

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harleysville Savings Financial Corporation
Date: July 21, 2010	By:	/s/ Brendan J. McGill
		Name:	Brendan J. McGill
		Title:	Executive Vice President, Chief Operating and Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated July 21, 2010